UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 19, 2024
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VERA BRADLEY, INC.
(Exact name of registrant as specified in its charter)
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Indiana	001-34918	27-2935063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12420 Stonebridge Road, Roanoke, Indiana	46783
(Address of Principal Executive Offices)	(Zip Code)
(877) 708-8372
(Registrant’s telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	VRA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 19, 2024, the Board of Directors (the “Board”) of Vera Bradley, Inc. (the “Company”) approved and adopted the amended and restated bylaws of the Company (the “Amended Bylaws”), which became effective immediately. The Amended Bylaws reflect, among other things, the following principal changes:

(i)Clarifying the process and requirements necessary for a shareholder to bring business properly before an annual meeting by a shareholder (Section 1.3);
(ii)Allow for the Board of Directors to cancel, postpone or reschedule a meeting of shareholders (Section 1.4);
(iii)Clarified that the chairman may adjourn a shareholder meeting as permitted by law (Section 1.5);
(iv)Clarifying that any adjournment of a shareholder's meeting does not require the Board of Directors to fix a new record date, unless such adjournment is more than 120 days after the original meeting date (Section 1.7);
(v)Clarifying that white proxy cards shall be reserved for the exclusive use by the Corporation (Section 1.8);
(vi)Clarifying the type and kind of rules and regulations that may be prescribed by the Chairman of the Board or meeting chair (Section 1.12);
(vii) Clarifying the process and requirements necessary for a shareholder to make nominations for election of Directors (Section 2.12); and
(viii) Requiring the sole and exclusive forum for adjudication of certain disputes against the Corporation or any director, - officer, employee or agent to be located in the State of Indiana (Section 7.1).

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

3.2	Amended and Restated Bylaws of Vera Bradley, Inc., adopted on September 19, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vera Bradley, Inc.
(Registrant)

Date: September 25, 2024	/s/ Mark C. Dely
Mark C. Dely Chief Administrative Officer